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                                                                 EXHIBIT 10.5(b)



         AGREEMENT made this 27th day of April, 1988, between Southern States Insurance Exchange, a Virginia reciprocal insurer (the "Reciprocal") and Southern States Underwriters, Incorporated, a Virginia corporation ("Underwriters");

         In consideration of the mutual covenants and agreements contained herein the parties agree as follows:

                                   WITNESSETH:

         1. The Reciprocal and Underwriters do hereby agree to a modification of the Subscribers Agreement and Power of Attorney (the "Agreement") to delete from the Agreement ARTICLE I. CLASSES OF SUBSCRIBERS; VOTING RIGHTS and replace it with a new Article I as follows:

         I.       CLASSES OF SUBSCRIBERS; VOTING RIGHTS

         Each Subscriber shall be deemed to be either a Class I Subscriber or a Class II Subscriber. Each Subscriber which is a cooperative association, as determined by the Advisory Committee (described in Article IV below), shall be deemed to be a Class I Subscriber, and all other Subscribers shall be deemed to be Class II Subscribers. Class I Subscribers shall have the sole power to vote in the election of the Advisory Committee, the removal by Subscribers of members of the Advisory Committee, or any other affairs of the Reciprocal which the Advisory Committee may put to a vote of the Subscribers, and only Class I Subscribers will be entitled to notice of, or to attend, any annual or special meeting of the Subscribers. On all matters on which the Class I Subscribers are entitled to vote, each Class I Subscriber shall be entitled to one vote. Proxy voting is permitted. There will be no fractional votes.

         2. The Reciprocal is joining with Underwriters to effect this modification of the Agreement pursuant to the action of the Advisory Committee of the Reciprocal at its April 26, 1988, meeting mandating the modification under the authority granted in Article IV 7 (vi) of the Agreement.

         3. The foregoing modification of the Agreement will be communicated by Underwriters to all subscribers and become a part of each Agreement then in effect or thereafter entered into effective as of July 1, 1988.

         WITNESSETH the following signatures and seals as of this 27th day of April, 1988.

                                      SOUTHERN STATES INSURANCE EXCHANGE



                                      BY:  /s/ Gene A. James
                                           -----------------------------------
                                           Chairman of the Advisory Committee
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                                      SOUTHERN STATES UNDERWRITERS, INCORPORATED

                                      BY:  /s/ Gene R. Anderson
                                           -----------------------------------
                                           President